Exhibit 10.12

DATED 15 July 2009

RESOURCE CAPITAL FUNDING, LLC (as Borrower)

LEAF FINANCIAL CORPORATION (as Servicer)

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (as

Agent)

U.S. BANK NATIONAL ASSOCIATION (as Custodian)

U.S. BANK NATIONAL ASSOCIATION (as Agent’s Bank)

LYON FINANCIAL SERVICES, INC. (D/B/A U.S. BANK PORTFOLIO

SERVICES) (as Backup Servicer)

BLACK FOREST FUNDING LLC (as Lender)

(FORMERLY BLACK FOREST FUNDING CORPORATION)

NINTH AMENDMENT AGREEMENT IN RELATION TO BLACK

FOREST FUNDING LLC RECEIVABLES LOAN AND SECURITY

AGREEMENT – RESOURCE CAPITAL FUNDING, LLC

McDERMOTT WILL & EMERY UK LLP

7 Bishopsgate

London

EC2N 3AR

Tel: 020 7577 6900

Fax: 020 7577 6950

THIS NINTH AMENDMENT AGREEMENT (this “Agreement”) is made on this 15 day of July 2009.

BETWEEN:

(1)	RESOURCE CAPITAL FUNDING, LLC, (the “Borrower”);

(2)	LEAF FINANCIAL CORPORATION, (the “Servicer”);

(3)	BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (the “Agent”);

(4)	U.S. BANK NATIONAL ASSOCIATION, (the “Custodian”);

(5)	US BANK NATIONAL ASSOCIATION, (the “Agent’s Bank”);

(6)	LYON FINANCIAL SERVICES, INC. (D/B/A U.S. BANK PORTFOLIO SERVICES) (the “Backup Servicer”); and

(7)	BLACK FOREST FUNDING LLC, (formerly BLACK FOREST FUNDING CORPORATION) (together with its successors and assigns, the “Lender”),

together (the “Parties”).

WHEREAS:

(A)	On March 31, 2006 the parties to this Agreement entered into the Receivables Loan and Security Agreement, as defined below.

(B)	The parties to this Agreement therefore wish to amend and supplement the Receivables Loan and Security Agreement, as defined below, as hereafter set out.

NOW THIS AGREEMENT WITNESSES and it is agreed as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Except as otherwise expressly provided or unless the context otherwise requires, in this Agreement the following terms have the following meanings:

“Co-Issuer” means Arabella Finance LLC;

“Commercial Paper Notes” means Euro Commercial Paper Notes and U.S. Commercial Paper Notes;

“Euro Commercial Paper Notes” means commercial paper notes not for sale within the United States nor to U.S. persons, or for the account or benefit of, U.S. persons (as defined in Regulation S under the United States Securities Act 1933) issued by the Issuer;

“Issuer” means Arabella Finance Limited;

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity;

“Receivables Loan and Security Agreement” means the receivables loan and security agreement dated as of March 31, 2006 between, inter alios, the Lender, the Borrower, the Agent and the Servicer as amended by the First Amendment Agreement dated as of April 28, 2006, the Second Amendment Agreement dated as of May 15, 2006, and the Third Amendment Agreement dated as of June 29, 2006, and the Fourth Amendment Agreement dated as of November 30, 2006, and the Fifth Amendment Agreement dated as of December 15, 2006, and the Sixth Amendment Agreement dated as of December 14, 2007, and the Seventh Amendment Agreement dated as of June 16, 2008, and the Eighth Amendment Agreement dated as of June 30, 2009 and as further amended, modified, supplemented or restated from time to time; and

“U.S. Commercial Paper Notes” means commercial paper notes denominated in U.S. Dollars for sale in the United States and issued by the Issuer and the Co-Issuer.

1.2

Words and expressions defined in the Receivables Loan and Security Agreement, shall, except where the context otherwise requires, have the same meaning in this Agreement (including the recitals hereto). If there is an inconsistency between the definitions herein and in the Receivables Loan and Security Agreement, the definitions used herein shall apply;

1.3

References to “Clauses”, “sub-clauses” and “Schedules” and other subdivisions are to designated clauses and sub-clauses of and schedules to and other subdivisions of this Agreement and a reference to a sub-clause without further reference to a Clause is a reference to such sub-clause as contained in the same Clause in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

1.4	The words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provisions hereof; and

1.5

In this Agreement, unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender. Clause headings are inserted for reference only and shall be ignored in construing this Agreement. All references to agreements, documents or instruments in this Agreement mean such agreements, documents and instruments as amended, novated, supplemented, varied or superseded from time to time.

2.	CONSENTS, INTERPRETATION AND AMENDMENTS

2.1	Consents

2.1.1	Pursuant to Section 9.01(a) of the Receivables Loan and Security Agreement, each of the parties to this Agreement consents to the amendments being effected by this Agreement.

2.1.2

The parties agree to be bound by the terms and obligations of the Receivables Loan and Security Agreement as amended by this Agreement, as though the terms and obligations of the Receivables Loan and Security Agreement were set forth in this Agreement. This Agreement shall constitute a Transaction Document.

2.1.3	The parties agree that this Agreement may only be amended, modified, terminated or waived as provided for in Section 9.01 of the Receivables Loan and Security Agreement.

2.2	Interpretation

All references in the Receivables Loan and Security Agreement to “Commercial Paper Notes” and all references to commercial paper notes of Black Forest Funding LLC as a Lender shall include, without limitation, Commercial Paper Notes as defined in Section 1.1 of this Agreement.

2.3	Amendments

2.3.1	All references to “BUFCO” shall be deleted in their entirety.

2.3.2	The definitions of “Issuer” and “Liquidity/Credit Enhancement Facility” in Article 1—Definitions shall be deleted in their entirety and replaced with the following:

“Issuer” means, collectively, Arabella Finance Limited and any presently existing or future person administered by HVB or, with the consent of the Borrower (which consent shall not be unreasonably withheld) at any time prior to the occurrence of a Program Termination Event (and without the consent of the Borrower at any time after the occurrence of a Program Termination Event), any presently existing or future person not administered by HVB, in either case, whose principal business consists of issuing commercial paper or other securities to (i) fund or maintain loans secured by receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or (ii) fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

“Liquidity/Credit Enhancement Facility” means one or more liquidity agreements or similar agreements, to be entered into among the Lender and/or the Issuer, the financial institutions party thereto (including, if applicable and at any time, financial institutions which are not Affiliates of HVB) and the Agent and/or a letter of credit or similar instrument or agreement by the financial institutions party thereto (including, if applicable and at any time, institutions which are not Affiliates of HVB) in favor of the Lender and/or the Issuer, together with any related agreements.

2.3.3	With effect from the date of this Agreement, the Transaction Documents shall be amended as follows:

(a)	“Black Forest Funding Corporation” shall be deleted and replaced with “Black Forest Funding LLC”.

3.	REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties

Each of the parties represents and warrants to each other party that:

3.1.1

Capacity: it has full power, authority and legal right and all necessary corporate action has been taken in order to authorise it to enter into and exercise its respective rights and perform its respective obligations under this Agreement as contemplated herein; and

3.1.2	Documents Valid and Enforceable: this Agreement constitutes its valid and binding obligations which is enforceable against it in accordance with the provisions hereof;

3.2	Acknowledgment of Reliance

Each of the parties hereto acknowledges that each other party has entered into this Agreement in reliance upon the representations and warranties contained in Clause 3.1.

4.	NO LIABILITY AND NON PETITION

Sections 9.08 and 9.09 of the Receivables Loan and Security Agreement shall apply to this Agreement as though set out herein in full.

5.	GOVERNING LAW AND JURISDICTION

5.1	Law

This Agreement and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction.

5.2	Jurisdiction

With respect to any claim or action arising hereunder, the parties:

5.2.1

irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, New York, and appellate courts from any thereof, and

5.2.2

irrevocably waive any objection which such party may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5.3	Waiver of Jury Trial

The Parties to this Agreement knowingly, voluntarily and expressly waive all right to trial by Jury in any action, proceeding or counterclaim enforcing or defending any rights arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereto acknowledge that the provisions of this Clause 5.3 have been bargained for and that each such party has been represented by counsel in connection herewith.

6.	CONFIDENTIALITY

Notwithstanding anything to the contrary contained herein, or in the Receivables Loan and Security Agreement, all persons may disclose to any and all persons, without limitation of any kind, the United States federal income tax treatment of the Commercial Paper Notes, any fact relevant to understanding the United States federal income tax treatment of the Commercial Paper Notes, and all materials of any kind (including opinions or other tax analyses) relating to such United States federal income tax treatment; provided, that no person may disclose the name of or identifying information with respect to any party identified herein or any pricing terms or other non-public business or financial information that is unrelated to the purported or claimed federal income tax treatment of the transaction and is not relevant to understanding the purported or claimed federal income tax treatment of the transaction, without the prior consent of the Lender.

7.	MISCELLANEOUS

7.1	References to Receivables Loan and Security Agreement

Except as specifically amended by this Agreement, all of the terms and conditions of the Receivables Loan and Security Agreement shall remain in full force and effect. All references to the Receivables Loan and Security Agreement in any other document or instrument shall be deemed to include the Receivables Loan and Security Agreement as amended by this Agreement.

7.2	Severability

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of that provision under the law of any other jurisdiction and of the remaining provisions of this Agreement, shall not be affected or impaired thereby.

7.3	Counterparts

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one agreement.

7.4	Construction as One Instrument

This Agreement shall be construed as supplementing and forming part of the Receivables Loan and Security Agreement and shall be read accordingly.

IN WITNESS OF WHICH this Agreement has been entered into as of the date stated at the beginning.

RESOURCE CAPITAL FUNDING, LLC (as Borrower)

By:	/s/ Miles Herman
Name: Miles Herman
Title: VP-Equipment Leasing

LEAF FINANCIAL CORPORATION (as Servicer)

By:	/s/ Miles Herman
Name: Miles Herman
Title: President /COO

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (as Agent)

By:	/s/ Dennis Conway
Name: Dennis Conway
Title: Director
By:	/s/ Richard R. Rowe
Name: Richard R. Rowe
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION (as Custodian)

By:	/s/ Diane L Reynolds
Name: Diane L. Reynolds
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION (as Agent’s Bank)

By:	/s/ Diane L Reynolds
Name: Diane L. Reynolds
Title: Vice President

LYON FINANCIAL SERVICES, INC. (D/B/A U.S. BANK PORTFOLIO SERVICES) (as Backup Servicer)

By:	/s/ Joseph Andries
Name: Joseph Andries
Title: Senior Vice President

BLACK FOREST FUNDING LLC (as Lender)

By:	/s/ Lori Gebron
Name: Lori Gebron
Title: Vice President